THIS AGREEMENT made this 13th day of March 2002.

BETWEEN:


                         STREET LIGHT PRODUCTIONS LTD.
                         a body corporate registered to carry on business in the Province of British Columbia, Canada, (herein "Streetlight")

                                                              OF THE FIRST PART,

                                       AND


                         GROWTH MERGERS INC.
                         A body corporate registered to carry on business in the state of Nevada, USA, (herein "Growth")

                                                             OF THE SECOND PART.



                    WEBSITE DEVELOPMENT AND HOSTING AGREEMENT
                    -----------------------------------------


     WHEREAS Streetlight is in the business of developing Internet websites and hosting such website for a fee;

     AND WHEREAS Growth is in the adult entertainment industry and requires the design of multiple Internet websites for that industry;

     AND WHEREAS Growth requires Streetlight to host the said websites that it designs.

     NOW THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and promises granted between the parties, each party covenants and agrees with each other as follows:


1.0  STREETLIGHT SERVICES

1.1 Streetlight shall develop and maintain Internet websites that are fully operational including the following goods and services:

     Website development

     (a) construction of web pages including home pages and 12 front end pages, logos for each site and 5 standard sized banners for each of three registered URLs supplied by Growth
     (b)  registration of site on all major search engines;
     (c)  password protection of the site;
     (d)  ongoing consultation.

     Website hosting fees

     (e) Streetlight shall charge Growth $100.00/per month billed quarterly. This fee covers 30 gigs of transfer and 30megs of space. Additional bandwidth or space will be billed extra as required and agreed to by the parties.





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1.2  Once the website is completed,  Growth shall review it. At that time Growth has the opportunity to accept it or request changes that Streetlight will perform within 24 hours, or if Growth is dissatisfied the client can request a 50% refund of any deposit. Once Growth accepts the site and pays the balance a refund will not occur.


2.0  FEES FOR WEB SITE DEVELOPMENT

2.1  The fees for web site development shall be as follows:

     (a)  USD 2,500 per site upon completion; and

     (b) USD 2,500 for each site payable from 50% of each web site's revenues until the $2,500 is paid in full.


3.0  GROWTH'S OBLIGATIONS

3.1  Growth shall perform the following obligations pursuant to this agreement:

     (a)  pay the fees referred to in section 2.1 as they become due;
     (b) immediately notify Streetlight of any concerns regarding the website including:
          (i)       securing and updating back end content
          (ii)      complaints by customers;
          (iii)     complaints by any authority;
          (iv) complaints from the credit card processor regarding charge backs;
          (v)       complaints regarding the content.


4.0  NOTICE

4.1  All notice shall be provided to Streetlight at:

     1201 - 736 Granville Street
     Vancouver, British Columbia
     V8Z 1G3
     Fax: 604-484-4114

4.2  All notice shall be provided to Growth at:

     2267 Aria Drive
     Henderson, Nevada 89052


5.0  LIMITATION OF LIABILITY

5.1 Growth agrees to hold harmless Streetlight, its employees, officers, agents, and directors from any and all fines, penalties, losses, claims, or other liabilities resulting from or in connection with this agreement. Streetlight assumes no liability of Growth for failure to follow this agreement and any results caused by the acts or omissions of it, including, but not limited to, claims of third parties arising out of or resulting from or in connection with Growth's products or services, messages, programs, caller contracts, promotions, advertising infringement or any claim for libel or slander. Streetlight is limited to, vandalism, theft, and telecommunication services outages, extreme or severe Weather conditions.

6.0  TIME

6.1 Streetlight shall deliver the web site within 90 days of the date the agreement is signed and the other 2 sites within 60 days following.


7.0  CANCELLATION

     Each party will have the right to cancel with 30 days written notice. Any work completed will be paid in full upon cancellation.


8.0  JURISDICTION

8.1 The parties hereby agree that all actions shall be commenced and defended in the Province of British Columbia, Canada in accordance with that provinces laws and regulations and that each party shall attorn to the jurisdiction of the British Columbia courts.


IN WITNESS WHEREOF the parties have hereunto set their hands and seals on the date referred to above.




(SEAL)                                       Street Light Productions Ltd.

                                             Per: /s/ Bonnie McRae
                                                 ----------------------

                                             Per:
                                                 ----------------------



(SEAL)                                       Growth Mergers Inc.

                                             Per: /s/ Winston Barta
                                                 ----------------------

                                             Per:
                                                 ----------------------